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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2001

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                                     33-0721183
-------------------------------          ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA             92614
-------------------------------------------             -----
(Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable


ITEM 1.       CHANGES IN CONTROL OF REGISTRANT - Not Applicable

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS - Not Applicable

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP - Not Applicable

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT - Not Applicable

ITEM 5.       OTHER EVENTS

         On July 17, 2001, First Alliance Corporation, a Delaware corporation (the "Company"), and several of its wholly-owned subsidiaries (the "Subsidiaries," and together with the Company, the "Debtor") filed a Joint and Consolidated Plan of Reorganization, dated July 17, 2001 (the "Liquidation Plan"), with the United States Bankruptcy Court for the Central District of California, Santa Ana Division ("Bankruptcy Court") (Case No. SA00-12370 LR).

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         The Liquidation Plan, as filed, proposes to transfer all of the assets of the Debtor to two (2) trusts for the benefit of holders of allowed claims and interests (the "Creditors Trusts"), and to liquidate substantially all of such assets for the benefit of the various creditors and interest holders in accordance with the terms and conditions of the Liquidation Plan. The Liquidation Plan will be subject to the approval of the Bankruptcy Court.

         If the Disclosure Statement, which will set forth certain information with respect to the Liquidation Plan, is ultimately approved by the Bankruptcy Court, as containing "adequate information," the Debtor will mail the Disclosure Statement to each of the Company's creditors and shareholders. The Company's shareholders constitute a class of interest under the Liquidation Plan, and will have the opportunity to vote to accept or reject the Liquidation Plan. However, even if the Company's shareholders vote to reject the Liquidation Plan, the Bankruptcy Court may determine to approve the Liquidation Plan, despite such rejection.

         THIS REPORT IS NOT INTENDED TO SOLICIT ANY PROXIES OR CONSENTS IN FAVOR OF OR AGAINST THE LIQUIDATION PLAN. The following is a summary of certain material provisions of the Liquidation Plan, but does not constitute a complete statement of all of the terms, conditions and effects of the Liquidation Plan. Copies of the Liquidation Plan and the Disclosure Statement may be inspected at and obtained from the Bankruptcy Court at prescribed rates.

         The Creditors Trusts will include: (a) a Settlement Trust, into which certain assets of the Debtor will be transferred for the principal benefit of certain classes of creditors and holders of allowed claims, and (b) a Liquidating Trust, into which all remaining assets of the Debtor (including any remaining assets from the Settlement Trust, after payment in full to and holders of allowed claims from the Settlement Trust) for the benefit of the unpaid holders of allowed claims and interest holders.

         Pursuant to the terms of the Liquidation Plan, all shares of capital stock and other rights to acquire capital stock of the Company and its Subsidiaries will be canceled and discharged. The Debtor will issue to the Company a residual right to receive a liquidation distribution from the Liquidating Trust, under certain limited circumstances, in exchange for the cancellation and discharge of the Company's issued and outstanding securities. Thereafter, the Company's shareholders will receive a liquidation distribution from the Company of the residual right in proportion to their existing percentage interests in the Company's Common Stock in complete redemption of their securities interests in the Company. The Company's shareholders will only receive distributions, if any, with respect to the residual right, after all other allowed claims have been paid in full in accordance with the terms and conditions of the Liquidating Plan. The Company will receive no consideration for the cancellation and discharge of the capital stock of its Subsidiaries.

         There can be no assurances that there will be any assets available for distribution to the Company's shareholders with respect to the residual right. Further, there can be no assurances as to the tax consequences to the Company's shareholders with respect to any liquidation distributions, if any, pursuant to the residual right or otherwise in accordance with the terms and conditions of the Liquidation Plan.

         On the effective date of the Liquidation Plan, the Debtor will no longer be engaged in business, and all assets of the Debtor will be transferred to the Creditors Trusts. All of the affairs of the Creditors Trusts will be managed by the trustees of the Creditors Trusts, which are to be appointed in accordance with the terms of the Creditors Trusts. There can be no assurances that the Liquidation Plan will be approved at all or in the proposed form, as currently filed with the Bankruptcy Court.


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ITEM 6.       RESIGNATIONS OF REGISTRANT'S OFFICERS AND DIRECTORS - Not
              Applicable

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA INFORMATION, AND EXHIBITS

              (a)  Financial statements - not applicable.

              (b)  Pro forma financial information - not applicable.

              (c)  Exhibits - Press Release dated July 18, 2001 - attached


                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:            July 18, 2001
        ----------------------------

                                                      FIRST ALLIANCE CORPORATION



                                                      By: /s/ FRANCISCO NEBOT
                                                          ----------------------
                                                              Francisco Nebot
                                                               President and
                                                         Chief Financial Officer




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COMPANY CONTACT:
----------------
Francisco Nebot
President and CFO
(949) 224-8403

Helen King
Investor Relations
(949) 224-8377


For Immediate Release
---------------------


               FIRST ALLIANCE CORPORATION FILES DEBTOR'S JOINT AND CONSOLIDATED PLAN OF REORGANIZATION IN U.S. BANKRUPTCY COURT


         IRVINE, CALIF. (JULY 18, 2001) - FIRST ALLIANCE CORPORATION (FACOQ) (the "Company"), along with several of its subsidiaries (the "Debtor"), announced today that on July 17, 2001, in accordance with Chapter 11 of the U.S. Bankruptcy Code, the Company filed the Debtor's Joint and Consolidated Plan of Reorganization (the "Liquidation Plan") in the United States Bankruptcy Court, Santa Ana, for the Central District of California.

         The Liquidation Plan, as filed, proposes to transfer all of the assets of the Debtors to two (2) trusts for the benefit of holders of allowed claims and interests, and to liquidate substantially all of such assets and distribute the proceeds of such liquidation to the various creditors and interest holders in accordance with the terms and conditions of the Liquidation Plan. The Liquidation Plan will be subject to Bankruptcy Court approval. Under the proposed Liquidation Plan, all shares of capital stock and other rights to acquire capital stock of the Company will be cancelled and discharged. The Company's shareholders will receive a residual right from one of the trusts in proportion to their existing percentage interests in the Company's Common Stock. There can be no assurances that there will be any assets available for distribution to the Company's shareholders with respect to the residual right. In addition, there can be no assurance that the Liquidation Plan will be approved at all, or in the proposed form as currently filed with the Bankruptcy Court.

         Until March 2000, First Alliance Corporation was a sub-prime lender headquartered in Irvine, California, whose business was making mortgage loans primarily to borrowers with impaired credit.

         "Safe Harbor" Statement Regarding Forward - looking Information or
Statements:

         Certain of the matters discussed in this news release are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which provides a safe harbor for such forward-looking statements. To comply with the terms of the safe harbor, the Company notes that a variety of risks and uncertainties, including, without limitation, regulatory, operating, competitive and market risks, risks related to the Company as a sub-prime lender, negative cash flows and capital needs, results of events relating to the pending Chapter 11 proceedings under the U.S. Bankruptcy Code, and other factors, risks, and uncertainties may cause actual results to differ materially from such forward-looking information. Such factors that could cause results to differ materially from those in the forward-looking statements are detailed from time-to-time in reports filed by the Company or its parent with the U.S. Securities and Exchange Commission, including Forms 8K, 10Q and 10K (a copy of which may also be obtained from the Company at (949) 224-8377).

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